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                                                                   EXHIBIT 10.41

                                 AMENDMENT NO. 6

                          Dated as of December 31, 2004

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

            THIS AMENDMENT NO. 6 (this "Amendment") dated as of December 31, 2004, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders" identified on the signature pages hereto, (iii) the "Committed Lenders" identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, N.A. as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

            A. Reference is made to the Receivables Loan Agreement dated as of February 27, 2003 among the Borrower, the "Conduit Lenders", "Committed Lenders" and "Funding Agents" from time to time parties thereto and the Administrative Agent (as amended prior to the date hereof, the "Receivables Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

            B. The parties hereto have agreed to amend the Receivables Loan Agreement on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Change in Lender Group Limits. Effective as of the Effective Date (as defined in Section 3 below) Schedule I to the Receivables Loan Agreement shall be amended in its entirety to read as set forth on the new
Schedule I attached hereto. With respect to each Lender Group for which the related Lender Group Limit is being increased pursuant to this Amendment, the Borrower shall execute and deliver to the related Funding Agent a new Note reflecting such increase. Upon its receipt of such new Note, each such Funding Agent shall return its old Note to the Borrower for cancellation

            SECTION 2. Removal of Lender Groups. Effective as of the Effective Date, the members of (i) the Lender Group for which IXIS Financial Products Inc. (formerly known as CDC Financial Products Inc.) acts as Funding Agent, (ii) the Lender Group for which General Electric Capital Corporation acts as Funding Agent and (iii) the Lender Group for which Deutsche Bank AG, London acts as Funding Agent (collectively, the "Removed Lender

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Groups") will cease to be parties to the Transaction Documents and shall have no further rights or obligations thereunder, other than those which by their terms survive the termination of the Transaction Documents. On the Effective Date, the Funding Agents for the Removed Lender Groups will return the Notes now held by them to the Borrower for cancellation.

            SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which (i) the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Collection Agent, the Administrative Agent and each of the Lenders, (ii) all accrued and unpaid fees and expenses of the Removed Lender Groups shall have been paid in full in accordance with the terms of the Transaction Documents and (iii) with respect to each Lender Group for which the related Lender Group Limit is being increased pursuant to this Amendment, the related Funding Agent has received a new Note reflecting such increase.

            SECTION 4. Reference to and Effect on the Receivables Loan
Agreement.

            4.1 Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

            4.2 Except as specifically amended hereby, the Receivables Loan Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding Agent or the Administrative Agent under the Receivables Loan Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

            4.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

            SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of

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this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                    as Borrower

                                    By:         /s/ Joseph S. Cantie
                                        ----------------------------------------
                                        Name:  Joseph S. Cantie
                                        Title:  President

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                                    DELAWARE FUNDING COMPANY, LLC,
                                    as a Conduit Lender

                                    By: JPMorgan Chase Bank, N.A., as attorney-
                                    in-fact for
                                    Delaware Funding Company, LLC

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    JPMORGAN CHASE BANK, N.A.
                                    as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    JPMORGAN CHASE BANK, N.A.
                                    as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    ALPINE SECURITIZATION CORP.,
                                    as a Conduit Lender

                                    By:  Credit Suisse First Boston, New York
                                    Branch, as
                                    Attorney-in-Fact

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:      /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Conduit Lender, as a Funding Agent and as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    RM MULTI-ASSET LIMITED,
                                    as a Conduit Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    DEUTSCHE BANK AG, LONDON,
                                    as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    RM MULTI-ASSET LIMITED,
                                    as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    LIBERTY STREET FUNDING CORP.,
                                    as a Conduit Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA,
                                    as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA,
                                    as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    THREE PILLARS FUNDING CORPORATION,
                                    as a Conduit Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SUNTRUST CAPITAL MARKETS, INC.,
                                    as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SUNTRUST BANK,
                                    as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    EIFFEL FUNDING LLC,
                                    as a Conduit Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.), as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.), as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    BEETHOVEN FUNDING CORPORATION,
                                    as a Conduit Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    DRESDNER BANK AG, NEW YORK BRANCH,
                                    as a Funding Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    DRESDNER BANK AG, NEW YORK BRANCH,
                                    as a Committed Lender

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                    JPMORGAN CHASE BANK, N.A.
                                    as Administrative Agent

                                    By:       /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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ACKNOWLEDGED AND AGREED:

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By:       /s/ Joseph S. Cantie
    --------------------------------
Name:  Joseph S. Cantie
Title:  Vice President and Chief Financial Officer